EXHIBIT 10.1(d)


                   FIRST AND SECOND AMENDMENTS TO THE AMENDED
                  AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                          OF THE OPERATING PARTNERSHIP


                               FIRST AMENDMENT TO
                    AMENDED & RESTATED PARTNERSHIP AGREEMENT
                    ----------------------------------------

                  THIS FIRST AMENDMENT, dated as of November 15, 1999, to the Amended and Restated Partnership Agreement, dated as of March 22, 1999, (the "Partnership Agreement"), of ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

                                   BACKGROUND
                                   ----------

                  Since the date of the Partnership Agreement, certain Limited Partners have (i) converted their OP Units to Common Shares of the General Partner and (ii) transferred their OP Units to a new Limited Partner.

                  The General Partner, pursuant to the exercise of such authority and in accordance with Section 12(C) of the Partnership Agreement, has determined to execute this First Amendment to the Partnership Agreement to evidence the changes to the ownership of OP Units due to the conversion and transfer of such OP Units.

                  NOW, THEREFORE, the parties hereto, for good and sufficient consideration and intending to be legally bound, hereby amend the Partnership Agreement as follows:

                  1. Annex "A" of the Partnership Agreement is hereby amended and restated to reflect (i) changes to the ownership of OP Units due to the conversion and transfer of certain OP Units and (ii) the admission of Cheerful Corporation as a new Limited Partner as of ________, 1999 whose authorized signature appears on the signature page hereto, which Limited Partner shall have such number of OP Units as is set forth opposite such Limited Partner's name on Annex "A". Annex "B" of the Partnership Agreement is hereby amended and restated to reflect the Capital Contribution made by the new Limited Partner.

                  2. By execution of this First Amendment to the Partnership Agreement, the new Limited Partner agrees to be bound by each and every term of the Partnership Agreement as amended hereby from and after the date hereof.

                  3. This First Amendment may be executed in counterparts, each of which shall constitute an original, but all together shall constitute one and the same document.

                  4. Except as expressly set forth in this First Amendment, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

                            [SIGNATURE PAGE FOLLOWS]

894180.1

                  IN WITNESS WHEREOF, this First Amendment to the Limited Partnership Agreement is executed and delivered as of the date first written above.


                                   ACADIA REALTY TRUST

                                   By:    /s/ Kenneth F. Bernstein
                                          ___________________________________
                                          Name:  Kenneth F. Bernstein
                                          Title: President

                                   ACADIA REALTY LIMITED PARTNERSHIP

                                   By: Acadia Realty Trust, its General Partner

                                          By: /s/ Kenneth F. Bernstein
                                              ___________________________
                                              Name:  Kenneth F. Bernstein
                                              Title: President


                                   NEW LIMITED PARTNER:

                                   CHEERFUL CORPORATION

                                   By: ______________________________________
                                       Name:
                                       Title:


894180
                                       2

                                                          AMENDED AND RESTATED
                                                       AS OF NOVEMBER 15, 1999

                                    ANNEX "A"
                                    ---------

                                                                                                         Percentage
                                                  Percentage                          Percentage        Interest of all
                                                  Interest of                         Interest of        Partnership
Name of Partner                    OP Units       OP Units       Preferred Units     Preferred Units      Interests
---------------                    ---------      ----------     ---------------     ---------------    --------------

General Partner
---------------

Company                          24,719,215

Limited Partners
----------------

Marvin L. Slomowitz                 121,000

L & J Realty Company                  2,000

Ross Dworman                        533,400

Kenneth F. Bernstein                261,691

RD Woonsocket, Inc.                   7,540

RD Abington, Inc.                     3,684

RD Missouri, Inc.                     2,883

RD Merrilville, Inc.                  7,799

RD Elmwood, Inc.                      5,205

RD Village, Inc.                      9,545

RD Marley, Inc.                       6,807

RD Hobson, Inc.                       5,189

RD Townline, Inc.                     5,036

RD Whitegate, Inc.                    1,650

RD Properties, L.P. II              986,695

RD Properties, L.P. III           1,287,396

RD Properties, L.P. IV              944,988

RD Properties, L.P. V             2,257,792


894180.1
                                       A-1


                                                                                                         Percentage
                                                  Percentage                          Percentage        Interest of all
                                                  Interest of                         Interest of        Partnership
Name of Partner                    OP Units       OP Units       Preferred Units     Preferred Units      Interests
---------------                    ---------      ----------     ---------------     ---------------    --------------

RD Crossroads
Associates, L.P.                    844,400

RD Soundview
Associates L.P.                     632,400

RD Smithtown
Associates L.P.                     764,267

Homkor Colony, L.P.                  31,333
RD Marley Associates
L.P.                                673,860

RD Bloomfield
Associates Limited
Partnership II                      712,933

G.O. Associates
Limited Partnership                  38,877

Columbia VGH Investors               96,048

Great Universal Capital
Corp.                               220,300

Evan Frazier Realty
LLC                                 294,434

RD Greenbelt, Inc.                   55,011

KAL Partners L.P.                   102,068

Michael A. Young                     34,005

Mindy White                          17,029

S & J Roth Revocable
Trust                                25,517

Rabinowitz Family
1991 Trust                           21,247

Rabinowitz Family
1986 Trust                           21,247


894180.1
                                       A-2


                                                                                                         Percentage
                                                  Percentage                          Percentage        Interest of all
                                                  Interest of                         Interest of        Partnership
Name of Partner                    OP Units       OP Units       Preferred Units     Preferred Units      Interests
---------------                    ---------      ----------     ---------------     ---------------    --------------



Perry Kamerman                       50,000

Joel Braun                            6,667

Eric Newberg                          8,000

Robert Masters                        4,667

Cheerful Corporation                118,391

     TOTALS                      35,942,216             100%                                100%               100%



894180.1

                                                            AMENDED AND RESTATED
                                                         AS OF NOVEMBER 15, 1999

                                    ANNEX "B"
                                    ---------


Partner                                                Capital Contribution
-------                                                --------------------
The Company                                            $136,500,000

Marvin Slomowitz                                       The properties
                                                       set forth on "Schedule B
                                                       -- The Properties" in
                                                       accordance with the terms
                                                       and subject to the
                                                       conditions contained in
                                                       the several purchase and
                                                       sale agreements, dated as
                                                       of June 3, 1993, by and
                                                       between the Partnership
                                                       and Marvin Slomowitz.


L & J Realty Company                                   (1)

Ross Dworman                                           (1)

Kenneth F. Bernstein                                   (1)

RD Woonsocket, Inc.                                    (1)

RD Abington, Inc.                                      (1)

RD Missouri, Inc.                                      (1)

RD Merrilville, Inc.                                   (1)

RD Elmwood, Inc.                                       (1)

RD Village, Inc.                                       (1)

RD Marley, Inc.                                        (1)

RD Hobson, Inc.                                        (1)

RD Townline, Inc.                                      (1)

RD Whitegate, Inc.                                     (1)

RD Properties, L.P. II                                 (1)

RD Properties, L.P. III                                (1)

RD Properties, L.P. IV                                 (1)

RD Properties, L.P. V                                  (1)


894180.1
                                       B-1

Partner                                                Capital Contribution
-------                                                --------------------

RD Crossroads Associates, L.P.                         (1)

RD Soundview Associates L.P.                           (1)

RD Smithtown Associates L.P.                           (1)

Homkor Colony, L.P.                                    (1)

RD Marley Associates L.P.                              (1)

RD Bloomfield Associates Limited
Partnership II                                         (1)

G.O. Associates Limited Partnership                    (1)

Columbia VGH Investors                                 (1)

Great Universal Capital Corp.                          (1)

Evan Frazier Realty LLC                                (1)

RD Greenbelt, Inc.                                     (1)

KAL Partners L.P.                                      (1)

Michael A. Young                                       (1)

Mindy White                                            (1)

S & J Roth Revocable Trust                             (1)

Rabinowitz Family 1991 Trust                           (1)

Rabinowitz Family 1986 Trust                           (1)

Perry Kamerman                                         (1)

Joel Braun                                             (1)

Eric Newberg                                           (1)

Robert Masters                                         (1)

Cheerful Corporation                                   N/A

(1) The properties and/or other assets contributed directly or indirectly by the Limited Partner to the Partnership in accordance with the terms and conditions in the Contribution and Share Purchase Agreement dated as of April 15, 1998 between, among others, the Partnership and the Limited Partner and/or its affiliate.

894180.1

(2) The properties and/or other assets contributed directly or indirectly by the Limited Partner to the Partnership in accordance with the terms and conditions in the Agreement of Contribution dated as of November 8, 1999 between, among others, the Partnership and the Limited Partner.



894180.1
                                      B-3



                               SECOND AMENDMENT TO
                    AMENDED & RESTATED PARTNERSHIP AGREEMENT
                    ----------------------------------------

         THIS SECOND AMENDMENT, dated as of November 18, 1999, to the Amended and Restated Partnership Agreement, dated as of March 22, 1999, as amended by the First Amendment dated as of November 15, 1999 (collectively, the "Partnership Agreement"), of ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

                                   BACKGROUND
                                   ----------

         The Partnership is a party to a certain Agreement of Contribution dated as of November 8, 1999 (the "Contribution Agreement") pursuant to which, among other things, the Partnership has agreed to acquire partnership interests in Pacesetter/Ramapo Associates, a New York limited partnership, in consideration for, among other things, Preferred Units in the Partnership. Pursuant to Section 3.2(B) of the Partnership Agreement, the General Partner of the Partnership has the power and authority to issue additional Partnership Interests to Persons in exchange for additional Capital Contributions.

         The General Partner, pursuant to the exercise of such authority and in accordance with Section 12(C) of the Partnership Agreement, has determined to execute this Second Amendment to the Partnership Agreement to evidence the issuance of additional Partnership Interests and the admission of the other signatories hereto (the "Pacesetter Partners") as Limited Partners of the Partnership.

         NOW, THEREFORE, the parties hereto, for good and sufficient consideration and intending to be legally bound, hereby amend the Partnership Agreement as follows:

         1. Annex "A" of the Partnership Agreement is hereby amended and restated to reflect the admission as Limited Partners on the date hereof of the Pacesetter Partners whose authorized signatures appear on the signature page hereto, each of whom shall have such number of Preferred Units as is set forth opposite such signatory's name on Annex "A". Annex "B" of the Partnership Agreement is hereby amended and restated to reflect the Capital Contributions made by the Pacesetter Partners.

         2. The Preferred Units issued hereby shall have the rights, preferences, privileges and designations set forth in Annex "C" which is hereby incorporated into the Partnership Agreement.

892155.2

         3. By execution of this Second Amendment to the Partnership Agreement, each of the Pacesetter Partners agrees to be bound by each and every term of the Partnership Agreement as amended hereby from and after the date hereof.

         4. This Second Amendment may be executed in counterparts, each of which shall constitute an original, but all together shall constitute one and the same document.

         5. Except as expressly set forth in this Second Amendment, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

                            [SIGNATURE PAGE FOLLOWS]

892155.2

         IN WITNESS WHEREOF, this First Amendment to the Limited Partnership Agreement is executed and delivered as of the date first written above.


                                       ACADIA REALTY TRUST

                                       By: /s/ Kenneth F. Bernstein
                                           ____________________________________
                                           Name:  Kenneth F. Bernstein
                                           Title: President

                                       ACADIA REALTY LIMITED PARTNERSHIP

                                       By: Acadia Realty Trust,
                                           its General Partner

                                              By: /s/ Kenneth F. Bernstein
                                                  _____________________________
                                                  Name:  Kenneth F. Bernstein
                                                  Title: President


                                       PACESETTER PARTNERS:

                                       /s/ Jay A. Kaiser
                                       ________________________________________


                                       /s/ H. Robert Holmes
                                       ________________________________________


                                       /s/ Steve Bollerman
                                       ________________________________________


                                       AMCAP INCORPORATED

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       LENNOX SECURITIES, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       3
892155.2

                                                            AMENDED AND RESTATED
                                                         AS OF NOVEMBER 18, 1999


                                    ANNEX "A"
                                    ---------

                                                                                                             Percentage
                                                    Percentage                          Percentage         Interest of all
                                                    Interest of                         Interest of          Partnership
Name of Partner                      OP Units        OP Units       Preferred Units    Preferred Units        Interests
---------------                      --------       -----------     ---------------    ---------------     ----------------

General Partner
---------------

Company                             24,719,215

Limited Partners
----------------

Marvin L. Slomowitz                    121,000

L & J Realty Company                     2,000

Ross Dworman                           533,400

Kenneth F. Bernstein                   261,691

RD Woonsocket, Inc.                      7,540

RD Abington, Inc.                        3,684

RD Missouri, Inc.                        2,883

RD Merrilville, Inc.                     7,799

RD Elmwood, Inc.                         5,205

RD Village, Inc.                         9,545

RD Marley, Inc.                          6,807

RD Hobson, Inc.                          5,189

RD Townline, Inc.                        5,036

RD Whitegate, Inc.                       1,650

RD Properties, L.P. II                 986,695

RD Properties, L.P. III              1,287,396

RD Properties, L.P. IV                 944,988

RD Properties, L.P. V                2,257,792



                                      A-1

892155.2



                                                                                                             Percentage
                                                    Percentage                          Percentage         Interest of all
                                                    Interest of                         Interest of          Partnership
Name of Partner                      OP Units        OP Units       Preferred Units    Preferred Units        Interests
---------------                      --------       -----------     ---------------    ---------------     ----------------


RD Crossroads Associates, L.P.         844,400

RD Soundview Associates L.P.           632,400

RD Smithtown Associates L.P.           764,267

Homkor Colony, L.P.                     31,333

RD Marley Associates L.P.              673,860

RD Bloomfield Associates
Limited Partnership II                 712,933

G.O. Associates Limited
Partnership                             38,877

Columbia VGH Investors                  96,048

Great Universal Capital Corp.          220,300

Evan Frazier Realty LLC                294,434

RD Greenbelt, Inc.                      55,011

KAL Partners L.P.                      102,068

Michael A. Young                        34,005

Mindy White                             17,029

S & J Roth Revocable Trust              25,517

Rabinowitz Family 1991 Trust            21,247

Rabinowitz Family 1986 Trust            21,247


892155.2
                                      A-2




                                                                                                             Percentage
                                                    Percentage                          Percentage         Interest of all
                                                    Interest of                         Interest of          Partnership
Name of Partner                      OP Units        OP Units       Preferred Units    Preferred Units        Interests
---------------                      --------       -----------     ---------------    ---------------     ----------------


Perry Kamerman                          50,000

Joel Braun                               6,667

Eric Newberg                             8,000

Robert Masters                           4,667

Cheerful Corporation                   118,391

Jay A. Kaiser

H. Robert Holmes

Steve Bollerman

AmCap Incorporated

Lennox Securities, Inc.

     TOTALS                         35,942,216         100%                                100%                  100%


892155.2

                                                            AMENDED AND RESTATED
                                                         AS OF NOVEMBER 18, 1999

                                    ANNEX "B"
                                    _________


Partner                                       Capital Contribution
-------                                       --------------------

The Company                                   $136,500,000

Marvin Slomowitz                              The properties set forth on
                                              "Schedule B -- The Properties"
                                              in accordance with the terms
                                              and subject to the conditions
                                              contained in the several purchase
                                              and sale agreements, dated as
                                              of June 3, 1993, by and between
                                              the Partnership and Marvin
                                              Slomowitz.

L & J Realty Company                          (1)

Ross Dworman                                  (1)

Kenneth F. Bernstein                          (1)

RD Woonsocket, Inc.                           (1)

RD Abington, Inc.                             (1)

RD Missouri, Inc.                             (1)

RD Merrilville, Inc.                          (1)

RD Elmwood, Inc.                              (1)

RD Village, Inc.                              (1)

RD Marley, Inc.                               (1)

RD Hobson, Inc.                               (1)

RD Townline, Inc.                             (1)

RD Whitegate, Inc.                            (1)

RD Properties, L.P. II                        (1)

RD Properties, L.P. III                       (1)

RD Properties, L.P. IV                        (1)

RD Properties, L.P. V                         (1)

892155.2

Partner                                       Capital Contribution
-------                                       --------------------

RD Crossroads Associates, L.P.                (1)

RD Soundview Associates L.P.                  (1)

RD Smithtown Associates L.P.                  (1)

Homkor Colony, L.P.                           (1)

RD Marley Associates L.P.                     (1)

RD Bloomfield Associates
Limited Partnership II                        (1)

G.O. Associates
Limited Partnership                           (1)

Columbia VGH Investors                        (1)

Great Universal Capital Corp.                 (1)

Evan Frazier Realty LLC                       (1)

RD Greenbelt, Inc.                            (1)

KAL Partners L.P.                             (1)

Michael A. Young                              (1)

Mindy White                                   (1)

S & J Roth Revocable Trust                    (1)

Rabinowitz Family 1991 Trust                  (1)

Rabinowitz Family 1986 Trust                  (1)

Perry Kamerman                                (1)

Joel Braun                                    (1)

Eric Newberg                                  (1)

Robert Masters                                (1)

Cheerful Corporation                          N/A

Jay A. Kaiser                                 (2)

H. Robert Holmes                              (2)

Steve Bollerman                               (2)

892155.2

Partner                                       Capital Contribution
-------                                       --------------------

AmCap Incorporated                            (2)

Lennox Securities, Inc.                       (2)

(1) The properties and/or other assets contributed directly or indirectly by the Limited Partner to the Partnership in accordance with the terms and conditions in the Contribution and Share Purchase Agreement dated as of April 15, 1998 between, among others, the Partnership and the Limited Partner and/or its affiliate.

(2) The properties and/or other assets contributed directly or indirectly by the Limited Partner to the Partnership in accordance with the terms and conditions in the Agreement of Contribution dated as of November 8, 1999 between, among others, the Partnership and the Limited Partner.

892155.2

909738.9
                                       47